Advance Payments and Others (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Advance Payments and Others
Input VAT	$ 4,273	$ 2,680
Prepayments for purchase of raw materials	2,093	2,804
Other receivables due from related parties	2,118	1,530
Prepaid income tax	409	1,350
Employee advances	890	749
Others	5,035	3,961
Total advance payments and others	14,818	13,074
Less: Allowance for credit losses	(79)	(34)
Advance payments and others, net	$ 14,739	$ 13,040